UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                           O'REILLY AUTOMOTIVE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                               O'REILLY AUTO PARTS
                            PROFESSIONAL PARTS PEOPLE


                                                                   April 6, 2001

Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of O'Reilly Automotive, Inc. to be held at the University Plaza Convention Center, Arizona Room, 333 John Q. Hammons Parkway, Springfield, Missouri on Tuesday, May 8, 2001, at 10:00 a.m. local time.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

         It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience or vote via telephone or Internet using the instructions on the proxy card. If you attend the meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

         In order to assist us in preparing for the Annual Meeting, please let us know if you plan to attend by contacting Tricia Headley, our Corporate Secretary, at 233 South Patterson, Springfield, Missouri 65802, (417) 862-2674 ext. 1161.

         We look forward to seeing you at the Annual Meeting.



              David E. O'Reilly                     Larry P. O'Reilly
              Co-Chairman of the Board and          Co-Chairman of the Board and
              Chief Executive Officer               Chief Operating Officer

                            O'REILLY AUTOMOTIVE, INC.
                               233 South Patterson
                           Springfield, Missouri 65802

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held on May 8, 2001

Springfield, Missouri
April 6, 2001

To the Shareholders of O'Reilly Automotive, Inc.:

     The Annual Meeting of Shareholders of O'Reilly Automotive, Inc. (the "Company"), will be held on Tuesday, May 8, 2001, at 10:00 a.m., local time, at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri 65806, for the following purposes:

     (1) To elect three Class II Directors to the Company's Board of Directors, to serve for three years;

     (2) To consider and approve a proposal to amend the Company's Restated Articles of Incorporation to eliminate certain director liability to the extent permitted by Missouri law; and

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on February 28, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available during usual business hours at the principal office of the Company at 233 South Patterson, Springfield, Missouri 65802, to be examined by any shareholder for any purpose reasonably related to the Annual Meeting for 10 days prior to the date thereof. The list will also be available for examination throughout the conduct of the meeting.

         A copy of the Company's Annual Shareholders' Report for fiscal year 2000 accompanies this notice.

                                 By Order of the Board of Directors


                                 TRICIA HEADLEY
                                 Secretary

--------------------------------------------------------------------------------
                                    IMPORTANT
--------------------------------------------------------------------------------
Please VOTE by proxy card, telephone or Internet whether or not you intend to attend the meeting.

                            O'REILLY AUTOMOTIVE, INC.
                               233 South Patterson
                           Springfield, Missouri 65802


                                 PROXY STATEMENT


         The enclosed proxy is solicited by the Board of Directors of O'Reilly Automotive, Inc. (the "Company"), for use at the Annual Meeting of the Company's shareholders to be held at the University Plaza Convention Center, 333 John Q. Hammons Parkway, Springfield, Missouri 65806, on Tuesday, May 8, 2001, at 10:00 a.m., local time, and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope or vote via telephone or Internet using the instructions on the proxy and the shares represented thereby will be voted in accordance with your wishes. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 6, 2001.

                              REVOCABILITY OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

         Shareholders of record at the close of business on February 28, 2001, will be entitled to vote at the Annual Meeting.

                         ACTION TO BE TAKEN UNDER PROXY

         All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholders' directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted by the persons named in the enclosed proxy card as follows:

          (1) FOR the election of Lawrence P. O'Reilly, Rosalie O'Reilly Wooten and Joe C. Greene, named herein as nominees for Class II Directors of the Company, to hold office until the annual meeting of the Company's shareholders in 2004 and until their successors
               have      been      duly       elected       and       qualified;

         (2)      FOR the  adoption  of the  proposal  to  amend  the  Company's
                  Restated   Articles  of  Incorporation  to  eliminate  certain
                  director liability to the extent permitted by Missouri law;

         (3) According to their judgment on the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

         None of the three nominees have indicated that they would be unable or will decline to serve as a Director. However, should any nominee become unable or unwilling to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in their stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable to serve as a Director.

                       VOTING SECURITIES AND VOTING RIGHTS

         On February 28, 2001, there were 51,571,313 shares of Common Stock outstanding, which constitute all of the outstanding shares of the voting capital stock of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting, including the election of Directors.

         A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each person nominated for Director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY" with respect to the election of any person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of directors. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of directors, and therefore will have no effect.

         The vote required for the approval of Proposal 2 - Amendment to Restated Articles of Incorporation, is the affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to notice of such vote at the Annual Meeting. Shares present at the Annual Meeting but which abstain with respect to the amendment (including proxies that deny discretionary authority with respect to the amendment) as well as broker non-votes will have the same effect as votes against the amendment.

         The vote required for any other matter properly brought before the meeting will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal unless Missouri law of the Company's Restated Articles of Incorporation or By-laws require a greater vote. Shares present at the meeting which abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) voted on and therefore will have no effect.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of February 28, 2001 with respect to each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

            Name and Address of                            Amount and Nature of                      Percent
             Beneficial Owner                             Beneficial Ownership(1)                    Of Class
             ----------------                             -----------------------                    --------
       David E. O'Reilly                                       3,211,507(2)                             6.2%
       233 S. Patterson
       Springfield, Missouri  65802

       Wasatch Advisors, Inc.                                  3,361,099(3)                             6.4%
       150 Social Hall Avenue
       Salt Lake City, Utah 84111

       FMR Corp.                                               4,542,880(4)                             8.7%
       82 Devonshire Street
       Boston, Massachusetts 02109

       T. Rowe Price Associates, Inc.                          5,088,900(5)                             9.8%
       100 E. Pratt Street
       Baltimore, Maryland  21202

----------
(1) Reflects the number of shares outstanding on February 28, 2001, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2) The stated number of shares includes 760,158 shares held through the David O'Reilly, Rev. Trust, 2,144,136 shares controlled by Mr. O'Reilly as trustee of two trusts for the benefit of his children, 166,582 shares held by Mr. O'Reilly as custodian for two of his three children, 3,131 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 137,500 shares subject to options exercisable within 60 days of February 28, 2001.

(3) As reflected on such beneficial owner's Schedule 13G dated February 14, 2001, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. According to such filing, Wasatch Advisors, Inc. possesses sole voting and dispositive power over the 3,361,099 shares it beneficially owns.

(4) As reflected on such beneficial owner's Schedule 13G dated February 14, 2001, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. According to such filing, of the 4,542,880 shares it is deemed to beneficially own, FMR Corp. claimed sole voting power of 493,910 shares, no shared voting power, sole dispositive power of 4,542,880 shares and no shared dispositive power.

(5) As reflected on such beneficial owner's Schedule 13G dated February 8, 2001, provided to the Company in accordance with the Securities Exchange Act of 1934, as amended. These securities are owned by various individual and institutional investors, to whom T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investment and or sole power to vote securities. Price Associates has expressly disclaimed that it is, in fact, the beneficial owner of such securities. Of the 5,088,900 shares reported, Price Associates claimed sole voting power of 820,600 shares, no shared voting power, sole dispositive power of 5,088,900 shares and no shared dispositive power.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of February 28, 2001, the beneficial ownership of each current Director (including the three nominees for Director), each of the executive officers named in the Summary Compensation Table set forth herein, and the executive officers and Directors as a group, of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

                                                                       Amount and Nature of         Percent
        Name                                                          Beneficial Ownership(a)       of Class
        ----                                                          -----------------------       --------
Charles H. "Chub" O'Reilly, Sr. (b)                                               87,280                 *
Charles H. O'Reilly, Jr. (c)                                                   1,758,561                3.4%
David E. O'Reilly (d)                                                          3,211,507                6.2%
Lawrence P. O'Reilly (e)                                                       2,446,343                4.7%
Rosalie O'Reilly Wooten (f)                                                    2,261,188                4.3%
Ted F. Wise (g)                                                                  286,188                 *
Greg Henslee (h)                                                                  59,362                 *
Jay D. Burchfield (i)                                                             44,000                 *
Joe C. Greene (j)                                                                 58,400                 *
Paul R. Lederer                                                                   20,000                 *
All Directors and executive officers as a group
   (11 persons) (k)                                                           10,286,958               19.7%

----------
*less than 1%

(a) Reflects the number of shares outstanding on February 28, 2001, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(b) The stated number of shares includes 71,000 shares held through the Charles H. O'Reilly, Sr. Rev. Trust, 4,088 shares held in the O'Reilly Automotive Employee Stock Purchase Plan with UMB Bank, N.A. as trustee, 3,000 shares held by Mr. O'Reilly's wife and 9,192 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee.

(c) The stated number of shares includes 1,166,926 shares held through the Charles H. O'Reilly, Jr. Rev. Trust, 504,590 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children, 60,000 shares controlled by Mr. O'Reilly as a general partner of a family limited partnership, 4,545 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 22,500 shares subject to options exercisable within 60 days of February 28, 2001.

(d) See Note (2) to the table under "Security Ownership of Certain Bene-ficial Owners."

(e) The stated number of shares includes 1,313,041 shares held through the Lawrence P. O'Reilly Rev. Trust, 990,918 shares controlled by Mr. O'Reilly as trustee of a trust for the benefit of his children, 4,884 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 137,500 shares subject to options exercisable within 60 days of February 28, 2001.

(f) The stated number of shares includes 891,705 shares held through Rosalie O'Reilly Wooten, Rev. Trust, 993,172 shares controlled by Ms. Wooten as trustee of a trust for the benefit of her children, 350,788 shares controlled by Ms. Wooten's husband as trustee for the benefit of Ms. Wooten's children and their descendants, 3,023 shares held in the O'Reilly Automotive Savings Plus Plan with Sun Trust Bank as trustee and 22,500 shares subject to options exercisable within 60 days of February 28, 2001.

(g) Includes 104,726 shares held of record by a revocable trust of which Mr. Wise, as the sole trustee, has sole voting and investing power, 3,962 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as trustee and 97,500 shares subject to options exercisable within 60 days of February 28 2001. Also includes 80,000 shares held of record by a revocable trust of which Mr. Wise's wife, as the sole trustee, has sole voting and investment power.



                                       3

(h) The stated number of shares includes 8,690 shares jointly owned by Mr. Henslee and his wife, 4,486 shares held in the O'Reilly Employee Savings Plus Plan with SunTrust Bank as Trustee, 1,220 shares awarded by the Company's Performance Incentive Plan and 2,466 shares held in the O'Reilly Automotive Stock Purchase Plan with UMB Bank, N.A. as trustee. Also includes 42,500 shares subject to options exercisable within 60 days of February 28, 2001.

(i) Includes 40,000 shares subject to options exercisable within 60 days of February 28, 2001, and 4,000 shares directly owned.

(j) Includes 50,000 shares subject to options exercisable within 60 days of February 28, 2001, and 8,400 shares directly owned.

(k)    Includes  options  to  purchase  a total of  600,000  shares  held by the
       Company's   directors  and  executive  officers  as  a  group  which  are exercisable within 60 days of February 28, 2001.

                    PROPOSAL 1-ELECTION OF CLASS II DIRECTORS

Information About The Nominees And Directors Continuing in Office

         The Company's Amended and Restated By-laws currently provide for three classes of Directors, each class serving for a three-year term expiring one year after expiration of the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class I and Class III Directors expire in 2003 and 2002, respectively. The Board of Directors has nominated Lawrence P. O'Reilly, Rosalie O'Reilly Wooten and Joe C. Greene who are the current Class II Directors, for a term expiring at the Company's annual shareholders meeting in 2004.

         The following table lists the principal occupation for at least the last five years of each of the nominees and the present directors continuing in office, his or her present positions and offices with the Company, the year in which he or she first was elected or appointed a director (each serving continuously since first elected or appointed unless otherwise stated), his or her age and his or her directorships in any company with a class of securities registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940. Charles H. O'Reilly, Sr. is the father of Charles H. O'Reilly, Jr., Rosalie O'Reilly Wooten, Lawrence P. O'Reilly and David E. O'Reilly.

                                                                                                         Service as
                                                                                                          Director
       Name                    Age                          Principal Occupation                            Since
       ----                    ---                          --------------------                            -----

                                                   Nominees for Director--Class II
                                    (To Be Elected to Serve a Three-Year Term Expiring in 2004)

Lawrence P. O'Reilly            54    Co-Chairman  of the  Board  since  August  1999;  Chief  Operating    1969
                                      Officer  since  March  1993;  President  from March 1993 to August
                                      1999; Vice President of the Company from 1975 to March 1993.

Rosalie O'Reilly Wooten         58    Executive Vice-President of the Company since 1980.                   1980

Joe C. Greene                   65    Attorney-At-Law,  managing  partner of the  Springfield,  Missouri    1993
                                      firm of Greene & Curtis,  LLP and Director of Commerce Bank,  N.A.
                                      in  Springfield,  Missouri;  Mr.  Greene  has been  engaged in the private practice of law for more than 30 years.


                                                   Directors Continuing in Office--Class I
                                                           (Terms Expiring in 2003)

Charles H. O'Reilly, Sr.        88    Chairman  Emeritus  since   March  1993  and  co-founder   of         1957
                                      the Company; Chairman of the Board from 1975 to March 1993.

Charles H. O'Reilly, Jr.        61    Vice-Chairman  of the Board  since  August  1999;  Chairman of the    1966
                                      Board  from  March  1993  to  August  1999;  President  and  Chief
                                      Executive Officer of the Company from 1975 to March 1993.


                                                   Directors Continuing in Office--Class III
                                                           (Terms Expiring in 2002)

David E. O'Reilly               51    Co-Chairman  of the  Board  since  August  1999;  Chief  Executive    1972
                                      Officer  since  March  1993;  President  from March 1993 to August
                                      1999; Vice-President of the Company from 1975 to March 1993.



                                       4

Jay D. Burchfield               54    President of Oklahoma City Bakery,  Inc. in Springfield,  Missouri    1997
                                      from January  1999 to present;  Chairman of the Board and Director of Trust  Company  of the  Ozarks in  Springfield,  Missouri  from
                                      April 1998 to present;  Director of The  Primary  Care  Network in
                                      Springfield,  Missouri  from January 1998 to present;  Chairman of the Board and  Director of City Bancorp in  Springfield,  Missouri
                                      from  January  1997 to  present;  Chairman of the Board and CEO of
                                      Boatmen's  National  Bank of  Oklahoma  in  Tulsa,  Oklahoma  from
                                      January  1996 to  January  1997;  Chairman,  President  and CEO of
                                      Boatmens' Bank of Southern Missouri in Springfield,  Missouri from
                                      April 1987 to January 1996.  Mr.  Burchfield's  career has spanned more than 25 years in the banking industry.

Paul R. Lederer                 61    Retired  October  1998;  Executive  Vice  President  of  Worldwide    2001
                                      Aftermarket of Federal-Mogul  Corporation February 1998 to October
                                      1998;  President  and Chief  Operating  Officer  of  Fel-Pro  from
                                      November  1994  to  February   1998,   when  it  was  acquired  by
                                      Federal-Mogul  Corporation;  presently a director of the following
                                      companies:   R  &  B,  Inc.,   Woods  Equipment  Co.,  FPM,  Inc.,
                                      Icarz.com and Trans-Pro,  Inc.  Serves as a member of the advisory boards of the  following  companies:  Richco,  Inc.,  Turtle  Wax,
                                      Inc.,  Ampere Products and The Wine Discount  Center.  Mr. Lederer
                                      had been a director of the Company from April 1993 to July 1997.

         The Board of Directors recommends a vote "FOR" each of the Class II nominees.

Information Concerning Board of Directors

         During fiscal year 2000, 4 meetings of the Board of Directors were held. During such year, each Director attended 75% or more of the aggregate of
(i) the total number of meetings of the Board of Directors held during the period for which he or she has been a Director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period for which he or she served, with the exception of Charles H. O'Reilly, Sr., who attended 50% of the aggregate meetings and Charles
H. O'Reilly, Jr., who attended 50% of the aggregate meetings.

         The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Company has no standing nominating committee or other committee performing a similar function.

         The Audit Committee currently consists of Messrs. Burchfield, Greene and Lederer, each of whom are "independent" pursuant to the standards imposed by the Nasdaq Stock Market. The Audit Committee recommends the engagement of independent accountants, confers with internal and external auditors regarding the adequacy of our financial control and fiscal policy, and directs changes to financial policies or procedures as suggested by the auditors. The Audit Committee functions pursuant to a written charter, a copy of which is attached hereto as Appendix A. During fiscal year 2000, four Audit Committee meetings were held.

         The Compensation Committee consists of Messrs. Burchfield and Greene. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the establishment and administration of the policies which govern the annual compensation of the Company's executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans. During fiscal year 2000, one Compensation Committee meeting was held.

Compensation of Directors

         The Company pays an annual fee of $10,000 to Directors who are not employees of the Company. In addition, the Company pays non-employee Directors $500 for each Board of Directors meeting or committee meeting attended. The Company also reimburses Directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Directors' fees of $24,000 were paid during 2000.

         The Company also maintains a Directors' Stock Option Plan, providing for an automatic annual grant (on April 22 or the first business day thereafter) to each director who is not an employee of the Company of a non-qualified stock option to purchase 10,000 shares of Common Stock at a per share exercise price equal to the fair market value of the Common Stock on the date the option is granted. Director stock options expire immediately upon the date on which the optionee ceases to be a director for any reason or seven years after the date on which the option is granted, whichever first occurs. Each of the Company's two non-employee directors in 2000 were granted options during the year to purchase 10,000 shares of Common Stock under the Company's Directors' Stock Option Plan at an exercise price of $12.4375 per share.

Executive Compensation

         The following information is given for the fiscal years ended December 31, 2000, 1999 and 1998, concerning annual and long-term compensation for services rendered to the Company and its subsidiaries for the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (other than the Chief Executive Officer) during fiscal year 2000.

                                                           Summary Compensation Table

                                                                          Long Term Compensation
                                                                                  Awards
                                                                        ----------------------------
                                            Annual Compensation
                                                                        Restricted
                                                                        Stock        Securities      All Other
     Name and                          Salary     Bonus     Other       Awards       Underlying      Compen-
Principal Position            Year     ($)(a)      ($)      ($)(b)       ($)(c)     Options(d)(#)   sation($)(e)
------------------            ----     -------     ---      ------      ----------  -------------   ------------
David E. O'Reilly             2000    312,000    312,000       -           -            -              13,107
   Co-Chairman of the         1999    300,000    300,000       -           -         50,000            15,538
   Board and Chief            1998    277,000    277,000       -           -            -               7,691
   Executive Officer

Charles H. O'Reilly, Jr.      2000    142,500    142,500       -           -            -              10,400
   Vice-Chairman of the       1999    167,500    167,500       -           -            -              14,206
   Board                      1998    198,500    198,500       -           -            -               7,956

Lawrence P. O'Reilly          2000    275,000    275,000       -           -            -              12,945
   Co-Chairman of the         1999    300,000    300,000       -           -         50,000            15,538
   Board and Chief            1998    277,000    277,000       -           -            -               7,919
   Operating Officer

Ted F. Wise                   2000    235,000    115,000       -           -            -              13,002
   Co-President               1999    215,000    105,000       -           -         50,000            14,985
                              1998    190,000      95,000      -           -            -               6,854

Greg Henslee                  2000    167,500      82,500   20,007      9,992           -              15,727
   Co-President               1999    175,000        -      19,660      9,824        50,000            13,067
                              1998    108,000        -      13,136      6,564        15,000             9,374

----------

(a) Includes portion of salary deferred at named executive's election under the Company's Profit Sharing and Savings Plan.

(b)  Cash awarded under the Company's Performance Incentive Plan ("PIP").

(c) Shares awared to Mr. Henslee under the Company's Performance Incentive Plan ("PIP") include (i) 778 shares in fiscal year 2000, having a per share fair market value of $12.84375 on the day awarded, for an aggregate value of $9,992, (ii) 428 shares in fiscal year 1999, having a per share fair market value of $22.95325 on the day awarded, for an aggregate value of $9,824, and (iii) 472 shares in fiscal year 1998, having a per share fair market value of $6,564 on the day awarded, for an aggregate value of $26,380. All shares awarded under the PIP vest in equal installments over a three year period commencing on the first anniversary of the award and are based on the achievement of certain performance goals for the year preceding the year in which the awards are made. No dividends are paid on shares of restricted stock.

(d) See "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values" tables for additional information with respect to these options.

(e) "All Other Compensation" for the year ended December 31, 2000, includes (i) Company contributions of $9,500, $12,207, $12,045, $12,207 and $15,507 to
     its Profit Sharing and Savings Plan made on behalf of Charles H. O'Reilly, Jr., David E. O'Reilly, Lawrence P. O'Reilly, Ted F. Wise and Greg Henslee, respectively, and (ii) the benefits inuring to Charles H. O'Reilly, Jr. ($900), David E. O'Reilly ($900), Lawrence P. O'Reilly ($900), Ted F. Wise ($795), and Greg Henslee ($220) from the Company's payment of certain life insurance premiums.

Information as to Stock Options

         During fiscal year 2000, no grants of options to purchase Common Stock were made to the executive officers.

                               Aggregated Option Exercises in Last Fiscal Year
                                       and Fiscal Year-End Option Values

                                                                           Number of           Value of Unexercised
                                   Number of                              Unexercised               In-The-Money
                                  Securities                                Options                  Options at
                                  Underlying                               At FY-End                FY-End ($)(1)
                                    Options            Value              Exercisable/              Exercisable/
            Name                 Exercised (#)       Realized($)         Unexercisable             Unexercisable
            ----                 -------------       -----------         -------------             -------------
David E.  O'Reilly                          0              0            137,500 / 52,500        2,200,469 / 421,406
Charles H. O'Reilly, Jr.                    0              0             22,500 /  7,500          326,250 / 108,750
Lawrence P. O'Reilly                        0              0            137,500 / 52,500        2,200,469 / 421,406
Rosalie O'Reilly Wooten                     0              0             22,500 /  7,500          326,250 / 108,750
Ted F. Wise                                 0              0             97,500 / 52,500        1,464,219 / 421,406
Greg Henslee                           60,000        425,333             42,500 / 52,500          454,219 / 372,656

----------
(1) Represents the market value of the underlying Common Stock on December 31, 2000, less the aggregate exercise price.

Employment Arrangements with Executive Officers

         The Company entered into written employment agreements effective January 1, 1993, with David E. O'Reilly, Lawrence P. O'Reilly and Charles H. O'Reilly, Jr. Such agreements, which are in substantially identical form, provide for each of the foregoing executive officers to be employed by the Company for a minimum period of three years and automatically renew for each calendar year thereafter. As compensation for services rendered to the Company, the agreements provide for each executive officer to receive (i) a base annual salary of $220,000 for David and Lawrence O'Reilly and $176,000 for Charles O'Reilly, Jr., adjusted annually for increases in the cost of living as reflected by the Consumer Price Index for All Urban Consumers as determined by the United States Department of Labor, Bureau of Labor Statistics, and (ii) a bonus, the amount of which is determined by reference to such criteria as may be established by the Compensation Committee.

         The Company has also entered into written retirement agreements with David E. O'Reilly, Lawrence P. O'Reilly and Charles H. O'Reilly, Jr. Such agreements, which are in substantially identical form, provide for each of the foregoing executive officers to be employed as a consultant upon retirement, for a period of ten years at a yearly salary of $100,000. The agreements also provide for each officer to receive medical benefits, death and disability benefits, as well as the use of a car and the Company plane.

         An executive officer's employment may be terminated by the Company for cause (as defined in the agreement) or without cause. If an executive officer's employment is terminated for cause or if an executive officer resigns, such executive officer's salary and bonus rights will cease on the date of such termination or resignation. If the Company terminates an executive officer without cause, all compensation payments will continue through the remainder of the agreement's term. Pursuant to his or her respective agreement, each executive officer has agreed for so long as he or she is receiving payments thereunder to refrain from disclosing information confidential to the Company or engaging, directly or indirectly, in any automotive parts distribution, manufacturing or sales business in the states in which the Company operates without prior written consent of the Company.

Compensation Committee Interlocks and Insider Participation

         Joe C. Greene, a Director of the Company and member of the Compensation Committee, is the Managing Partner of the law firm of Greene & Curtis, LLP, which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future. Mr. Greene is also a Director of Commerce Bank, N.A. in Springfield, Missouri which has loaned $5 million to the Company under a promissory note. The Company believes that the terms of the legal services provided by Mr. Greene are no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

                          Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might be incorporated by reference in future filings, including this proxy statement, in whole or in part, the following Compensation Committee Report shall not be incorporated into any such filings.

General

         The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors a compensation package and specific compensation levels for the executive officers of the Company. Additionally, the Compensation Committee establishes policies and guidelines for other benefit programs and administers the award of stock options under the Company's 1993 Stock Option Plan. The Compensation Committee is composed of two non-employee members of the Board of Directors.

Policy

         The Compensation Committee's policy with respect to executive compensation is to provide the executive officers of the Company with a total compensation package which is competitive and equitable and which encourages and rewards performance based in part upon the Company's performance in terms of increases in share value. The key components of the Company's compensation package for its executive officers are base salary, annual cash bonuses and long-term, stock-based incentives.

Base Salary

         The minimum annual base salary of each of Charles H. O'Reilly, Jr., David E. O'Reilly and Lawrence P. O'Reilly is fixed under their employment agreements with the Company, subject to increases by the Board of Directors (after considering the recommendations of the Compensation Committee). The base salary for each of these executive officers was established prior to the Company's initial public offering in April 1993. The minimum annual base salary, which was set by the Board of Directors (as then constituted) for purposes of the employment agreements with each of the aforementioned executive officers, represented the subjective judgment of the Board as to a fair minimum compensation level, taking into account the then contemplated initial public offering and the potential for additional cash compensation in the form of a bonus for 1993. Any future recommendation by the Compensation Committee for adjustments to the annual base salary of an executive officer will be for the purposes of bringing them in line with base compensation then being paid by the Company's competitors for executive management, based upon the Compensation Committee's review of, among other things, compensation data for comparable companies and positions, and, in the case of executive officers other than the Chief Executive Officer, the Chairman of the Board or the Chief Operating
Officer, reflecting increased responsibilities. The Compensation Committee believes that the Company's principal competitors for executive management are not necessarily the same companies that would be included in a peer group compiled for purposes of comparing shareholder returns. Consequently, the companies that are reviewed for such compensation purposes may not be the same as the companies comprising the Nasdaq-Amex Retail Trade Stock Price Index included in this Proxy Statement. The base salaries of the aforementioned executive officers were increased in 2000 to reflect increases in the Consumer Price Index from 1999 to 2000, increases in responsibilities due to the Company's growth and to align executive compensation with comparable companies and positions.

Bonuses

         The Compensation Committee has established a bonus plan for the Chief Executive Officer, the Chairman of the Board and the Chief Operating Officer of the Company based upon objective criteria. Under this bonus plan, the Chief Executive Officer, the Chairman of the Board and the Chief Operating Officer of the Company each will receive a bonus based upon a percentage of pre-tax earnings (with no minimum level of pre-tax earnings required), exclusive of extraordinary items, earned by the Company, subject to a maximum cash bonus equal to such executive officer's base salary for the year in which such bonus is earned. The bonuses to be awarded to all other officers of the Company are based upon each such officer's contribution, responsibility and performance during the year, and are thus subjective in nature. In formulating its recommendation for the bonuses of such other officers of the Company, the Compensation Committee considers, among other things, the evaluation of the Chief Executive Officer of the Company with regard to the contribution, responsibility and performance of the officer in question and his views on the appropriate compensation level of such executive officer.

Long-Term Incentives

         The only long-term incentive currently offered for senior executives by the Company is stock option awards. Stock options may be awarded to the Chief Executive Officer, the other individual executive officers and upper and middle managers by the Board of Directors, based upon, in the case of the Chief Executive Officer and other individual executive officers, the recommendation of the Compensation Committee.

         It is the stock option program which links rewards to the achievement of long-term corporate performance. In determining whether and how many options should be granted, the Compensation Committee may consider the responsibilities and seniority of each of the executive officers, as well as the financial performance of the Company and such other factors as it deems appropriate, consistent with the Company's compensation policies. However, the Compensation Committee has not established specific target awards governing the receipt, timing or size of option grants. Thus, determinations with respect to the granting of stock options are subjective in nature.

CEO Compensation

         The base salary of Mr. David E. O'Reilly, the Chief Executive Officer of the Company, was established under his employment agreement dated January 1, 1993, and the criterion to be achieved for his bonus was determined by the Compensation Committee in February 2000, based upon a percentage of the pre-tax earnings, exclusive of extraordinary items, earned by the Company in 1999. This cash bonus, in an amount equal to his base salary for 2000, was paid to the Chief Executive Officer in equal monthly installments during 2000. The cash bonus to be paid to the Chief Executive Officer in 2001 will be based upon the same percentage of pre-tax earnings, exclusive of extraordinary items, earned by the Company in 2000, not to exceed the Chief Executive Officer's base salary for 2001.
                                                         Respectfully submitted,

                                          THE COMPENSATION COMMITTEE OF THE
                                          BOARD OF DIRECTORS OF
                                          O'REILLY AUTOMOTIVE, INC.

                                          Jay D. Burchfield,
                                          Chairman of the Compensation Committee

                                          Joe C. Greene,
                                          Member of the Compensation Committee

                             Audit Committee Report

     In connection with the December 31, 2000 financial statements, the Audit Committee has:

o reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended December 31, 2000;

o discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants; and

o received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the
     Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                                 THE AUDIT COMMITTEE OF THE
                                                 BOARD OF DIRECTORS OF
                                                 O'REILLY AUTOMOTIVE, INC.

                                                 Jay D. Burchfield,
                                                 Chairman of the Audit Committee

                                                 Joe C. Greene,
                                                 Member of the Audit Committee

                                                 Paul R. Lederer,
                                                 Member of the Audit Committee


Fees Billed By Independent Public Accountants

     The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed by Ernst & Young, LLP, the Company's principal accountant, for the year ended December 31, 2000:

                                                                        Amount
                                                                        ------
     Audit Fees(1)                                                 $  214,000.00
     Financial Information Systems Design
       and Implementation Fees(2)                                        -0-
     All Other Fees(3)                                                 81,000.00
                                                                 ---------------
                                    Total Fees                     $  295,000.00

----------
(1) Includes annual financial statement audit and limited quarterly review services.

(2) No such services were provided by Ernst & Young, LLP for the most recent fiscal year.

(3) Primarily represents audit related fees, including audits of the Company's benefit plans, SEC registration statements, consents, and consultations on accounting standards and transactions, as well as certain tax consulting services.

         The Audit Committee of the Board of Directors of the Company has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining Ernst & Young, LLP's independence.

Transactions with Insiders and Others

         Sixty-two of the Company's stores were leased from one of two real estate investment partnerships and a limited liability corporation formed by the O'Reilly family. David O'Reilly, Larry O'Reilly, Charles H. O'Reilly, Jr. and Rosalie O'Reilly Wooten, their spouses, children and grandchildren each hold a beneficial interest in such partnerships or the limited liability corporation. Leases with affiliated parties generally provide for payment of a fixed base rent, payment of certain tax, insurance and maintenance expenses, and an original term of 6 years, subject to one or more renewals at the Company's option. The Company has entered into separate master lease agreements with each of the affiliated real estate investment partnerships and the limited liability corporation for the occupancy of the stores covered thereby. The master lease agreements with the real estate investment partnerships expired on December 31, 1998 and were renewed through December 2004. The term of the master lease with the limited liability corporation expires on December 31, 2013. The total aggregate rent payments paid by the Company to the partnerships and the limited liability corporation was $2,671,000 in fiscal 2000. The Company believes that the terms and conditions of the transactions with affiliates described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

         Joe C. Greene, a Director of the Company, is the Managing Partner of the law firm of Greene & Curtis, LLP, which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future. Mr. Greene is also a Director of Commerce Bank, N.A. in Springfield, Missouri, which has loaned $5 million to the Company under a promissory note. The Company believes that the terms of the legal services provided by Mr. Greene are no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Compliance with Section 162(m) of the Internal Revenue Code

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation of over $1 million paid to any one of the corporation's chief executive officer and four other most highly compensated executive officers for any single fiscal year. Qualifying performance-based compensation is not subject to such limitation if certain requirements are met. Because the Company's 1993 Stock Option Plan may not satisfy the requirements of Section 162(m) with respect to the options more recently granted thereunder, the Compensation Committee may take action in the future to comply with these requirements. Given the current levels of cash compensation paid to the Company's executive officers, the Compensation Committee is not expected to take any action with respect to the cash elements of the Company's executive compensation program at this time, but will evaluate possible action, to the extent consistent with other objectives of the Company's compensation program, if the cash compensation of any executive officer approaches the $1 million level in the future.

Performance Graph

         Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return of a $100 investment on December 31, 1995, in the Company's Common Stock against the Nasdaq-Amex Stock Market Total Return Index and the Nasdaq-Amex Retail Trade Stocks Total Return Index, assuming reinvestment of all dividends.

(THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.)

Measurement Period                        O'Reilly              Nasdaq U.S.              Nasdaq Retail
(Fiscal Year Covered)                  Automotive, Inc.         Stock Market             Trade Stocks
---------------------                  ----------------         ------------             ------------
       12/95                                 100                    100                        100
       12/96                                 110                    123                        119
       12/97                                 181                    151                        140
       12/98                                 326                    213                        171
       12/99                                 297                    395                        150
       12/00                                 369                    238                         92

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on the Company's review of the copies of such forms furnished to it and written representations with respect to the timely filing of all reports required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2000.

          PROPOSAL 2 - AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

Background

         The Company is incorporated under the General and Business Corporation Law of Missouri (the "Missouri Law"). The law of Missouri provides that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, the law holds directors to fiduciary duties of care and loyalty to the corporation and its shareholders.

         The Missouri Law has long permitted a corporation to indemnify its directors (and officers) against expenses, judgments, settlement payments and other costs incurred in connection with litigation or similar proceedings, subject to certain limitations. The Restated Articles of Incorporation and Bylaws of the Company provide for indemnification of directors to the fullest extent legally permissible under the Missouri Law. In addition, the Missouri Law permits a corporation to purchase and maintain, on behalf of its directors (and officers), insurance against liability incurred in their capacities as such, regardless of whether the corporation would have the power to indemnify against such liability under the Missouri Law. As discussed more fully below, the Company currently maintains such directors' liability insurance.

Missouri Law Amendments

         The Missouri legislature recently enacted amendments (the "Act") to the Missouri Law that, among other things, permit a Missouri corporation to provide additional protection for directors by including in its articles of incorporation or bylaws a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for certain breaches of fiduciary duty as a director.

         The Act authorizes a Missouri corporation to include in its articles of incorporation or bylaws a provision that eliminates or limits the ability of the corporation and its shareholders to recover monetary damages from a director for breach of fiduciary duty as a director; but the Act does not permit the elimination or limitation of the liability of a director for (i) any breach of duty of loyalty, (ii) acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (iii) paying a dividend that is illegal under certain provisions of the Missouri Law, or (iv) any transaction from which the director derived an improper personal benefit.

         The Act does not change a director's duty of care, but it does authorize a corporation to eliminate monetary liability for violations of that duty. In addition, the Act does not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of fiduciary duty of care. In some circumstances, however, equitable remedies may not be available as a practical matter.

Proposed New Article XI

         Although the Company has not experienced an inability to attract or retain directors in the past, the Board of Directors has determined that the ability of the Company to continue to attract and retain highly qualified directors will be enhanced by amending the Company's Restated Articles of Incorporation to eliminate the personal liability of its directors to the full extent permitted by the Act. The Company's Board of Directors has therefore approved, and recommends to the shareholders for their approval and adoption, an amendment to the Company's Restated Articles of Incorporation that would add a new Article XI ("Article XI") to read in its entirety as follows:

                                   ARTICLE XI

                  "No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article XI shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the corporation or its shareholders,
         (ii) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 351.345 of the General Corporation Law of Missouri, or
         (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article XI shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director prior to such amendment or repeal."

         Section 351.345 of the Missouri Law provides that directors shall, under certain circumstances, be jointly and severally liable for knowing violations of certain requirements with respect to the payment of dividends.

Certain Effects of Article XI

         Article XI would eliminate personal liability of directors (while in office and thereafter) in their capacity as directors (but not officers or directors in their capacity as officers) of the Company to the Company or its shareholders to the full extent permitted by the Act. As a result, even if the Company's directors were to fail to satisfy their duty of care, they would not be liable for monetary damages. Article XI would not, however, limit or eliminate the liability of a director for any act or omission occurring prior to the date when Article XI becomes effective, or in any respect not permitted by the Act, such as for any violation of the duty of loyalty or for a knowing violation of the law. Article XI would in no way affect a director's liability under the Federal securities laws.

         Adoption of Article XI may have the effect of reducing the likelihood of derivative litigation against directors, and may also discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its shareholders. Article XI provides that no amendment or repeal of Article XI would apply or have any effect on the liability of a director for any acts or omissions occurring prior to such amendment or repeal.

         Adoption of Article XI, therefore, would result in shareholders giving up the right to pursue causes of action for monetary damages against directors for breaches of their duty of care, including actions for damages arising from the conduct of directors in connection with take over proposals for the Company, even if such conduct involves negligent business decisions. The members of the Board of Directors, therefore, have a personal interest in proposing that
Article XI be adopted at the potential expense of shareholders.

         There is no litigation pending currently or previously instituted against the Board of Directors or its members that might have been affected by
Article XI had it been in effect at the time of any such litigation.

         Adoption of the amendment adding Article XI to the Company's Restated Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to notice of and vote at the Annual Meeting.

         If approved by the shareholders, Article XI would become effective upon the filing with the Secretary of State of Missouri of a Certificate of Amendment to the Company's Restated Articles of Incorporation, which filing would take place shortly after the Annual Meeting.

         The Board of Directors recommends a vote "FOR" the amendment to the Company's Restated Articles of Incorporation adding Article XI, which eliminates certain director liability to the extent permitted by Missouri Law.

                           ANNUAL SHAREHOLDERS' REPORT

         The Annual Shareholders' Report of the Company for fiscal 2000 containing, among other things, audited consolidated financial statements of the Company, accompanies this Proxy Statement.

                        FUTURE PROPOSALS OF SHAREHOLDERS

         Shareholder proposals intended to be presented at the year 2002 Annual Meeting and included in the Company's proxy statement and form of proxy relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by December 7, 2001. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 20, 2002. The Company's Amended Bylaws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the By-Laws, not later than February 20, 2002 and not earlier than January 21, 2002.

                                 OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

                                  MISCELLANEOUS

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

         Shareholders are urged to mark, sign, date and send in their proxies without delay or vote via telephone or Internet using the instructions on the proxy card.

                             ADDITIONAL INFORMATION

         Additional information regarding the Company can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed by the Company with the Securities and Exchange Commission.

         A copy of the Company's Annual Report on Form 10-K for fiscal year (as filed with the Securities and Exchange Commission), including financial statements and financial statement schedules (excluding exhibits), is available to shareholders without charge, upon written request to O'Reilly Automotive, Inc., 233 South Patterson, Springfield, Missouri 65802, Attention: Secretary.

                                              By Order of the Board of Directors


                                                          Tricia Headley
                                                          Secretary

Springfield, Missouri
April 6, 2001

APPENDIX  A

O'Reilly Automotive, Inc.
Audit Committee Charter


                                  Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

                               Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

                         Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purpose of this review.

The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

APPENDIX  B

O'Reilly Automotive, Inc.
Form of Proxy (Proxy Card)

                                      PROXY

                            O'REILLY AUTOMOTIVE, INC.
              Annual Meeting of Shareholders - Tuesday, May 8, 2001

          (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints David E. O'Reilly, Lawrence P. O'Reilly and Charles H. O'Reilly, Jr., and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote as the undersigned designates, all shares of Common Stock of O'Reilly Automotive, Inc., a Missouri corporation (the "Company"), held by the undersigned on February 28, 2001 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 8, 2001, at 10:00 a.m. Central Time in Springfield, Missouri or at any adjournment or postponement thereof, upon the matters set forth on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ACTIONS OR PROPOSALS.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

O'REILLY AUTOMOTIVE, INC.

The Board of Directors recommends a vote FOR the following actions or proposals (as described in the accompanying Proxy Statement).


Election of Directors       For    Withhold    For All     To withhold authority
                            All       All      Except      to vote, mark "For
                                                           All Except" and write
                                                           the nominee's number
                                                           on the line below.

                            ---       ---       ---        ---------------------

1.       Proposal to elect Class II Directors (three-year term).
01)      Joe C. Greene
02)      Lawrence P. O'Reilly
03)      Rosalie O'Reilly Wooten


Vote on Proposal

2.       Proposal to amend The Restated Articles of Incorporation.
                        For     Withhold     Abstain

                        ---        ---         ---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


----------------------------------    ----------
Signature [PLEASE SIGN WITHIN BOX]       Date


----------------------------------    ----------
Signature (Joint Owners)                 Date